Exhibit 10.7

PainReform Ltd.

ISRAELI CAPITAL GAIN APPROVED OPTION AGREEMENT

Made effective as of the _____day of _______, 2019

Between:	PainReform Ltd.
Address [____]
(hereinafter the “Company”), on the one part

And:	Name:
I.D. No.:
Address:
(hereinafter the “Participant”) , on the other part

WHEREAS	On July 2, 2019, the Company’s Board approved the PainReform Ltd. 2019 Option Plan (the “Plan”), a copy of which is attached as Exhibit A hereto;

WHEREAS	On [____], 2019 the Plan was filed for approval by the Israeli Tax Authority under Section 102 according to the capital gain route as provided for thereunder; and

WHEREAS	Pursuant to the Plan, the Company has decided to grant Options to purchase Shares of the Company to the Participant, and the Participant has agreed to such grant, subject to all the terms and conditions as set forth in the Plan and as provided herein;

NOW, THEREFORE, it is agreed as follows:

1. Preamble and Definitions. The preamble to this agreement constitutes an integral part hereof. Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Plan.

2. Grant of Options

2.1 The Company hereby grants to the Participant the number of Options as set forth in Exhibit B hereto, each Option shall be exercisable for one Share, upon payment of the Exercise Price as set forth in Exhibit B, subject to the terms and the conditions as set forth in the Plan and as provided herein.

2.2 The Participant is aware that the Company intends in the future to issue additional shares and to grant additional Options to various entities and individuals, as the Company in its sole discretion shall determine.

2.3 Approved 102 Options and any Shares issued upon conversion thereof shall be held or controlled by the Trustee, as required under Section 102 in accordance with the provisions of the applicable tax route, all in accordance with the provisions of the Plan.

3. Period of Option and Conditions of Exercise

3.1 The term of this Option Agreement shall commence on the Date of Grant and terminate at the Expiration Date, or at the time at which the Option expires pursuant to the terms of the Plan or pursuant to this Option Agreement.

3.2 Options may be exercised only to purchase whole Shares, and in no case may a fraction of a Share be purchased. If any fractional Share would be deliverable upon exercise, such fraction shall be rounded up one-half or less, or otherwise rounded down, to the nearest whole number.

4. Adjustments. Notwithstanding anything to the contrary in Section 12.2 of the Plan and in addition thereto, if in any Structural Change as described in Section 12.2 of the Plan, the Successor Company (or parent or subsidiary of the Successor Company) does not agree to assume or substitute the Options, all unexercised Options shall expire as of immediately prior to the consummation of the Structural Change.

5. Vesting; Period of Exercise. Subject to the provisions of the Plan, Options shall vest and become exercisable according to the Vesting Dates set forth in Exhibit B hereto, provided that the Participant is an Employee or Service Provider of the Company and/or its Affiliates on the applicable Vesting Date. All unexercised Options granted to the Participant shall terminate and shall no longer be exercisable on the Expiration Date, as described in Section 3 of the Plan.

6. Exercise of Options

6.1 Options may be exercised in accordance with the provisions of Section 7.4 of the Plan.

6.2 In order for the Company to issue Shares upon the exercise of any of the Options, the Participant hereby agrees to sign any and all documents required by any applicable law and/or by the Company’s incorporation documents.

6.3 Pursuant to Section 15.5 of the Plan and, when applicable, subject to the provisions of Section 102, until the consummation of an IPO, any Shares acquired upon the exercise of Options shall be voted by an irrevocable proxy, attached as Exhibit C hereto.

6.4 The Company shall not be obligated to issue any Shares upon the exercise of an Option if such issuance, in the opinion of the Company, might constitute a violation by the Company of any provision of law.

7. Restrictions on Transfer of Options and Shares

7.1 The transfer of Options and the transfer of Shares to be issued upon exercise of the Options shall be subject to the limitations set forth in the Plan and in the Company’s incorporation documents, any shareholders’ agreements, investors’ rights agreements, or similar agreements by which the Company and some or all the holders of ordinary shares of the Company are bound, or in any applicable law including securities law of any jurisdiction in which the Company operates.

7.2 With respect to any Approved 102 Option, subject to the provisions of Section 102, the Participant shall not sell or release from trust any Share received upon the exercise of an Approved 102 Option and/or any share received subsequently following any realization of rights, including without limitation, share dividend, until the lapse of the Holding Period required under Section 102 of the Ordinance. Notwithstanding the above, if any such sale or release occurs during the Holding Period, the sanctions under Section 102 of the Ordinance and under any rules or regulation or orders or procedures promulgated thereunder shall apply to and shall be borne by such Participant.

7.3 The Participant acknowledges that in the event Company’s shares shall be registered for trading in any public market, the Participant’s right to sell Shares may be subject to limitations (including a lock-up period), as will be requested by the Company or its underwriters, and the Participant unconditionally agrees and accepts any such limitations.

The Participant acknowledges that in order to enforce the above restriction, the Company may impose stop-transfer instructions with respect to the exercised Shares.

7.4 The Participant shall not dispose of any Shares in transactions which violate, in the opinion of the Company, any applicable laws, rules and regulations.

7.5 The Participant agrees that the Company shall have the authority to endorse upon the certificate or certificates representing the Shares such legends referring to the foregoing restrictions, and any other applicable restrictions as it may deem appropriate (which do not violate the Participant’s rights according to this Option Agreement).

8. Taxes; Indemnification

8.1 Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company and/or its Affiliates, and/or the Trustee and/or the Participant), hereunder, shall be borne solely by the Participant. The Company and/or its Affiliates and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Participant hereby agrees to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant.

8.2 The Participant will not be entitled to receive from the Company and/or the Trustee any Shares allocated or issued upon the exercise of Options prior to the full payments of the Participant’s tax liabilities arising from Options which were granted to him and/or Shares issued upon the exercise of Options. For the avoidance of doubt, neither the Company nor the Trustee shall be required to release any share certificate to the Participant until all payments required to be made by the Participant have been fully satisfied.

8.3 The receipt of the Options, the exercise of the Options and the sale of the Shares issued in respect of the Options may result in tax consequences. THE OPTIONEE IS ADVISED TO CONSULT A TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF RECEIVING OR EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

9. Miscellaneous

9.1 No Obligation to Exercise Options. The grant and acceptance of these Options imposes no obligation on the Participant to exercise it.

9.2 Confidentiality. The Participant shall regard the information in this Option Agreement and its exhibits attached hereto as confidential information and the Participant shall not reveal its contents to anyone except when required by law or for the purpose of gaining legal or tax advice.

9.3 Continuation of Employment or Service. Neither the Plan nor this Option Agreement shall impose any obligation on the Company or an Affiliate to continue the Participant’s employment or service and nothing in the Plan or in this Option Agreement shall confer upon the Participant any right to continue in the employ or service of the Company and/or an Affiliate or restrict the right of the Company or an Affiliate to terminate such employment or service at any time.

9.4 Entire Agreement. Subject to the provisions of the Plan, to which this Option Agreement is subject, this Option Agreement, together with the exhibits hereto, constitute the entire agreement between the Participant and the Company with respect to Options granted hereunder, and supersedes all prior agreements, understandings and arrangements, oral or written, between the Participant and the Company with respect to the subject matter hereof.

9.5 Failure to Enforce - Not a Waiver. The failure of any party to enforce at any time any provisions of this Option Agreement or the Plan shall in no way be construed to be a waiver of such provision or of any other provision hereof.

9.6 Provisions of the Plan. The Options provided for herein are granted pursuant to the Plan and said Options and this Option Agreement are in all respects governed by the Plan and subject to all of the terms and provisions of the Plan.

Any interpretation of this Option Agreement will be made in accordance with the Plan but in the event there is any contradiction between the provisions of this Option Agreement and the Plan, the provisions of the Option Agreement will prevail.

9.7 Binding Effect. The Plan and this Option Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereof.

9.8 Notices. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered mail or delivered by email or facsimile with written confirmation of receipt to the Participant and/or to the Company at the addresses shown on the letterhead above, or at such other place as the Company may designate by written notice to the Participant. The Participant is responsible for notifying the Company in writing of any change in the Participant’s address, and the Company shall be deemed to have complied with any obligation to provide the Participant with notice by sending such notice to the address indicated below.

[Signatures to Follow]

IN WITNESS WHEREOF, the parties have signed this Israeli Capital Gain Approved Option Agreement in one or more counterparts as of the date first hereinabove set forth.

PainReform Ltd.

By:
By:	Ehud Geller
Chairman of the Board

I, the undersigned, hereby:

(a) acknowledge receipt of a copy of the Plan and accept the Options subject to all of the terms and provisions of the Plan and this Option Agreement. I have reviewed the Plan and this Option Agreement in its entirety, have had an opportunity to obtain the advice of counsel prior to executing this Option Agreement, and fully understand all provisions of this Option Agreement.

(b) agree to notify the Company upon any change in the residence address indicated above.

(c) agree to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions relating to the Plan and this Option Agreement.

(d) declare that I am familiar with Section 102 and the regulations and rules promulgated thereunder, including without limitations the provisions of the applicable tax route, and agree to comply with such provisions, as amended from time to time.

(e) agree to the terms and conditions of the trust deed signed between the Trustee and the Company and/or the applicable Affiliate, attached hereto as Exhibit D including but not limited to the control of the Shares by the Trustee.

(f) acknowledge that releasing the Shares from the control of the Trustee prior to the termination of the Holding Period constitutes a violation of the terms of Section 102 and I agree to bear the relevant sanctions.

(g) authorize the Company and/or the applicable Affiliate to provide the Trustee with any information required for the purpose of executing its obligations under the Ordinance, the trust deed and the trust agreement, including without limitation information about my Shares, income tax rates, salary bank account, contact details and identification number.

(h) acknowledge that if I cease to be an Israeli resident or if my engagement of the Company or Affiliate is terminated, the Shares shall remain subject to Section 102, the trust deed, the Plan and this Option Agreement.

Participant’s Name & Signature	Date

Attachments:

●	Exhibit A: PainReform Ltd. 2019 Option Plan
●	Exhibit B: Terms of the Option
●	Exhibit C: Proxy
●	Exhibit D: Trust Deed

[Signature Page to Israeli Capital Gain Approved Option Agreement/

PainReform Ltd.]

Exhibit B

Terms of the Options

Name of the Participant:
Date of Grant:
Designation:	The Options are ☐ Approved 102 Options
1. Number of Options granted:
2. Exercise Price:
3. Vesting Dates:

Number of Options	Vesting Date
[insert a number that is 25% of total options]	[____][insert 1st anniversary of the date of grant/commencement of employment]
[insert a number that is 6.25% of total options]	At the end of each 3 months period following [____][insert 1st anniversary of the date of grant/commencement of employment]

4. Expiration Date:	10 years from the Date of Grant unless earlier terminated in accordance with the Plan.

By:
By:	Ehud Geller
Chairman of the Board

Participant:

Name	Signature	Date

Exhibit C - Proxy

The undersigned, as beneficial owner of securities of PainReform Ltd. (the “Company”) described below, hereby irrevocably appoints the chairman of the Board of Directors of the Company (“Board”), as may be from time to time, and/or any other director designated by the Board for the purpose hereof from time to time, each individually, as my proxy, instead of myself and on my behalf, with respect to any and all aspects of my shareholdings in the Company, including, without limiting the foregoing generality the exercise of any and all powers and authorities vested within me in my capacity as a shareholder of the Company, to the fullest extent that I will be entitled to act so, in the same manner and with the same effect as if the undersigned were personally present at any such meeting or voting such securities or personally acting on any matters submitted to shareholders for approval or consent.

This proxy is made pursuant the PainReform Ltd. 2019 Option Plan, as may be amended from time to time (the “Plan”).

The securities to be voted under this proxy together with the securities represented by all other similar proxies granted by Participants under the Plan shall be voted by the proxy holder in the same proportion as the votes of the other shareholders of the Company present and voting at the applicable meeting or executing the written consent in lieu of meeting. The proxy holder shall waive any preemptive right, right of first refusal, right of first offer, co-sale right or any other similar participation right or restriction to which I will be entitled by virtue of the securities whether offered by the Company or any shareholder thereof.

This proxy is irrevocable as it may affect rights of third parties. The proxy holder will have the full power of substitution and revocation. All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The irrevocable proxy shall be deemed to be coupled with an interest and will remain in full force and effect until the closing of the underwritten initial public offering of the Company’s share capital pursuant to a registration statement filed with and declared effective under the Israeli Securities Law, 1968, under the U.S. Securities Act of 1933, as amended, or under any similar law of any other jurisdiction, upon which it will terminate automatically.

This proxy shall be signed exactly as the shareholder’s name appears on his share certificate. Joint shareholders must each sign this proxy. If signed by an attorney in fact, the Power of Attorney must be attached.

NAME	SIGNATURE	DATE

WITNESS TO SIGNATURE:

NAME	SIGNATURE	DATE